(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield
Michigan
Insured
Fund, Inc.


www.mlim.ml.com


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN INSURED FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Michigan Insured Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.820 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.19%, based on a month-end net asset value of $15.81 per share. During the same period, the total investment return on the Fund's Common Stock was +15.89%, based on a change in per share net asset value from $14.48 to $15.81, and assuming reinvestment of $0.811 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +9.04%, based on a change in per share net asset value from $14.94 to $15.81, and assuming reinvestment of $0.419 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's
Auction Market Preferred Stock had an average yield of 2.53% for Series A, 2.45% for Series B and 2.54% for Series C.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of recent interest rate declines has already occurred. The combination of Federal Reserve Board activity thus far in 2001 and recent Federal fiscal stimulus should eventually restore US economic activity. Consequently, we have maintained the neutral position we adopted earlier this year. While this position has prevented us from taking advantage of potential short-term trading opportunities, it has allowed us to avoid widely fluctuating asset valuations associated with market volatility.



MuniYield Michigan Insured Fund, Inc., October 31, 2001


However, our fully invested position allowed the Fund to participate in recent market appreciation. Also, remaining fully invested has enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies. It is likely that our present neutral position will be maintained for the remainder of this year as no significant economic recovery is expected until sometime in 2002. However, should current economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.

The 400 basis points decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline in combination with a steep tax-exempt yield curve has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield in the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Michigan Insured Fund, Inc., October 31, 2001


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    90.0%
AA/Aa                                       4.8
A/A                                         1.8
BBB/Baa                                     0.6



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
               S&P      Moody's     Face
STATE        Ratings    Ratings    Amount    Issue                                                                   Value
Michigan--      AAA       Aaa      $ 1,000   Allegan, Michigan, Public School District, GO, 5.75%
96.3%                                        due 5/01/2030 (d)                                                     $  1,066

                                             Belding, Michigan, Area Schools, GO, Refunding (c):
                AAA       Aaa          785     6.05% due 5/01/2006 (e)                                                  887
                AAA       Aaa          215     6.05% due 5/01/2021                                                      234

                AAA       Aaa        1,000   Caledonia, Michigan, Community Schools, GO, Refunding,
                                             6.625% due 5/01/2014 (a)                                                 1,040

                AAA       Aaa        1,625   Central Michigan University Revenue Bonds, 5.50%
                                             due 4/01/2007 (c)(e)                                                     1,809

                AAA       Aaa        1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90%
                                             due 5/01/2019 (b)                                                        1,081

                AAA       Aaa        1,250   Chelsea, Michigan, School District, GO, 5.875%
                                             due 5/01/2005 (c)(e)                                                     1,385

                AAA       Aaa        1,000   Coldwater, Michigan, Community Schools, GO, 6.30%
                                             due 5/01/2004 (b)(e)                                                     1,108

                AAA       Aaa        1,000   Comstock Park, Michigan, Public Schools, GO, 5.75%
                                             due 5/01/2029 (c)                                                        1,062

                AAA       Aaa        1,360   Decatur, Michigan, Public Schools, Van Burn-Cass Counties,
                                             GO, 5% due 5/01/2029 (d)                                                 1,350

                                             Detroit, Michigan, City School District, GO, Series A (a):
                AAA       Aaa        2,455     6.50% due 5/01/2009                                                    2,877
                AAA       Aaa        1,500     6.50% due 5/01/2011                                                    1,793

                AAA       Aaa        2,705   Detroit, Michigan, GO, Series B, 6% due 4/01/2015 (b)                    3,058
                AAA       Aaa        5,500   Detroit, Michigan, GO, Series B, Refunding, 5.50%
                                             due 4/01/2011 (b)                                                        6,160

                AAA       Aaa        1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A,
                                             5.75% due 1/01/2010 (c)(e)                                               1,128

                                             Detroit, Michigan, Water Supply System Revenue Bonds (c):
                AAA       NR*        3,375     DRIVERS, Series 200, 9.08% due 7/01/2028 (g)                           3,923
                AAA       Aaa        4,875     Senior Lien, Series A, 5.75% due 1/01/2010 (e)                         5,573
                AAA       Aaa        1,250     Senior Lien, Series A, 5.875% due 1/01/2010 (e)                        1,440
                AAA       Aaa        4,500     Senior Lien, Series A, 5% due 7/01/2030                                4,439

                AAA       Aaa        5,000   Detroit, Michigan, Water Supply System, Revenue Refunding
                                             Bonds, 6.25% due 7/01/2012 (c)(h)                                        5,288

                AAA       Aaa        1,610   East Grand Rapids, Michigan, Public School District, GO,
                                             5.75% due 5/01/2009 (d)(e)                                               1,823

                AAA       Aaa        1,500   East Lansing, Michigan, School District, GO
                                             (School Building and Site), 5.50% due 5/01/2020                          1,576


Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Securities
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MuniYield Michigan Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
               S&P      Moody's     Face
STATE        Ratings    Ratings    Amount    Issue                                                                   Value
Michigan        AAA       Aaa      $ 1,000   Eastern Michigan University, General Revenue Refunding Bonds,
(continued)                                  6.375% due 6/01/2014 (a)                                              $  1,032

                                             Eastern Michigan University Revenue Bonds, Series B (c):
                AAA       Aaa        1,500     5.60% due 6/01/2025                                                    1,576
                AAA       Aaa        1,310     5.625% due 6/01/2030                                                   1,377

                AAA       Aaa        1,225   Elkton Pigeon Bay Port, Michigan, GO, 5.375% due 5/01/2025               1,269

                AAA       Aaa        1,000   Frankenmuth, Michigan, School District, GO, 5.75% due
                                             5/01/2020 (c)                                                            1,077

                                             Grand Ledge, Michigan, Public Schools District, GO (b)(e):
                AAA       Aaa        1,000     6.45% due 5/01/2004                                                    1,111
                AAA       Aaa       12,500     6.60% due 5/01/2004                                                   13,937

                AAA       Aaa        2,090   Grand Rapids, Michigan, Building Authority, GO, 5.375%
                                             due 8/01/2017 (a)                                                        2,189

                AAA       Aaa        3,110   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                             Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (a)             3,233

                AAA       NR*        1,575   Grand Valley, Michigan, State University Revenue Bonds,
                                             5% due 12/01/2006 (c)                                                    1,706

                AAA       Aaa        2,570   Grandville, Michigan, Public Schools District, GO,
                                             Refunding, 6.60% due 5/01/2005 (c)(e)                                    2,911

                AAA       NR*        8,425   Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                             Bonds, DRIVERS, Series 167, 10.086% due 12/13/2008 (a)(g)               11,069

                AAA       Aaa        2,250   Greenville, Michigan, Public Schools, GO, 5.75% due
                                             5/01/2004 (b)(e)                                                         2,442

                AAA       Aaa        1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5%
                                             due 5/01/2024 (d)                                                        1,494

                                             Hartland, Michigan, Consolidated School District, GO (c)(e):
                AAA       Aaa        3,250     6% due 5/01/2010                                                       3,765
                AAA       Aaa        3,575     6% due 5/01/2010                                                       4,142
                AAA       Aaa        1,500     6% due 5/01/2010                                                       1,738

                AAA       Aaa        3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due
                                             5/01/2029 (c)                                                            3,505

                AAA       Aaa        1,250   Kalamazoo, Michigan, City School District, GO, Refunding,
                                             5.65% due 5/01/2006 (c)(e)                                               1,393

                AAA       Aaa        1,180   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                             Facility Revenue Refunding and Improvement Bonds (Bronson
                                             Methodist Hospital), Series A, 6.375% due 5/15/2005 (b)(e)               1,317

                NR*       Aaa        6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                             Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                             5.50% due 5/15/2028 (b)                                                  7,055

                AAA       Aaa        4,660   Kent, Michigan, Hospital Finance Authority, Health Care
                                             Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                             due 1/15/2006 (b)(e)                                                     5,190

                AAA       Aaa        4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                             Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                             1/15/2013 (b)                                                            4,928

                AAA       NR*        3,000   Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                             (Spectrum Health), Series A, 5.50% due 1/15/2031 (b)                     3,103

                AAA       Aaa        1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties,
                                             GO, Refunding, 6% due 5/01/2005 (a)(e)                                   1,112

                AAA       Aaa        5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                             5/01/2006 (c)(e)                                                         6,117

                AAA       Aaa        4,775   Livonia, Michigan, Public School District, GO
                                             (Building and Site), 5.75% due 5/01/2022 (c)                             5,120

                                             Lowell, Michigan, Area Schools, GO, Refunding (c):
                AAA       Aaa        1,500     6% due 5/01/2007                                                       1,688
                AAA       Aaa        1,900     4.91%** due 5/01/2016                                                    940

                AAA       NR*        2,500   Michigan Higher Education Student Loan Authority,
                                             Student Loan Revenue Bonds, AMT, Series XVII-B, 5.40%
                                             due 6/01/2018 (a)                                                        2,519

                AAA       NR*        1,065   Michigan Municipal Bond Authority Revenue Bonds (Local
                                             Government Loan Program), Group A, 5.50% due 11/01/2020 (a)              1,117

                                             Michigan Municipal Bond Authority, Revenue Refunding
                                             Bonds (Local Government Loan Program), Series A:
                AAA       Aaa        1,035     6.50% due 5/01/2012 (a)                                                1,097
                AAA       Aaa        1,870     6.50% due 11/01/2012 (b)                                               1,982
                AAA       Aaa        1,000     6% due 12/01/2013 (c)                                                  1,101
                AAA       Aaa        7,000     6.125% due 12/01/2018 (c)                                              7,699

                AA+       Aaa        7,000   Michigan State Building Authority Revenue Bonds, GO,
                                             RIB, Series 481, 8.61% due 4/15/2009 (b)(g)                              8,663

                                             Michigan State Building Authority, Revenue Refunding Bonds:
                AAA       Aaa        4,335     (Facilities Program), Series I, 6% due 10/01/2005 (a)                  4,819
                NR*       Aa1        9,890     RIB, Series 517X, 8.61% due 10/15/2010 (g)                            12,286

                                             Michigan State, COP (a):
                AAA       Aaa        3,000     5.40%** due 6/01/2022                                                  1,015
                AAA       Aaa        3,000     5.50% due 6/01/2027                                                    3,124

                AAA       Aaa        1,500   Michigan State, COP, Refunding (New Center Development Inc.),
                                             5.25% due 9/01/2009 (b)                                                  1,644

                AAA       Aaa        5,000   Michigan State, HDA, Rental Housing Revenue Bonds, AMT,
                                             Series A, 5.30% due 10/01/2037 (b)                                       4,950

                AAA       Aaa        3,885   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                             Series A, 6.50% due 4/01/2023 (d)                                        4,032

                                             Michigan State, HDA, Revenue Refunding Bonds (f):
                AA+       NR*          830     AMT, Series B, 6.20% due 6/01/2027                                       868
                AA+       NR*        2,690     Series C, 5.90% due 12/01/2015                                         2,852

                                             Michigan State Hospital Finance Authority, Revenue
                                             Refunding Bonds:
                AAA       Aaa        2,500     (Ascension Health Credit), Series A, 6.25% due
                                               11/15/2014 (b)                                                         2,776
                AAA       Aaa        2,715     (Ascension Health Credit), Series A, 5.75% due
                                               11/15/2017 (b)                                                         2,849
                AAA       Aaa       12,000     (Ascension Health Credit), Series A, 6.125% due
                                               11/15/2023 (b)                                                        12,891
                AA        Aa2        1,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2026             1,593
                AAA       Aaa        4,805     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)             5,480
                AAA       Aaa        2,000     (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                2,232
                AAA       Aaa        2,200     (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)             2,335
                AAA       Aaa        4,930     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                  5,487
                AAA       Aaa        2,070     (Mid-Michigan Obligation Group), Series A, 5.50% due
                                               6/01/2005 (d)                                                          2,242
                AAA       Aaa        3,000     (Saint John Hospital), Series A, 6.0% due 5/15/2013 (a)(h)             3,171
                AAA       Aaa        1,100     (Sisters of Mercy Health Corp.), Series M, 6.25% due
                                               2/15/2002 (d)(e)                                                       1,135
                AAA       Aaa        6,400     (Trinity Health), Series A, 6% due 12/01/2027 (a)                      6,987

                AAA       Aaa        2,155   Michigan State House of Representatives, COP, 5.50% due
                                             8/15/2009 (a)                                                            2,401

                                             Michigan State Strategic Fund, Limited Obligation Revenue
                                             Bonds, AMT:
                BBB+      A3         5,000     (Ford Motor Company Project), Series A, 6.55% due 10/01/2022           5,153
                BBB       Ba1        2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                 2,588


MuniYield Michigan Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
               S&P      Moody's     Face
STATE        Ratings    Ratings    Amount    Issue                                                                   Value
Michigan                                     Michigan State Strategic Fund, Limited Obligation Revenue
(concluded)                                  Refunding Bonds:
                AAA       Aaa      $ 7,250     (Detroit Edison Company), AMT, Series A, 5.55% due
                                               9/01/2029 (b)                                                       $  7,531
                AAA       Aaa        6,000     (Detroit Edison Company Fund--Pollution), Series AA,
                                               6.95% due 5/01/2011 (c)                                                7,365
                NR*       Aaa        5,750     RIB, Series 382, 10.36% due 9/01/2025 (b)(g)                           7,020

                BBB+      A3         2,500   Michigan State Strategic Fund, PCR, Refunding
                                             (General Motors Corp.), 6.20% due 9/01/2020                              2,647

                AAA       Aaa        1,505   Michigan State Trunk Line Revenue Bonds, Series A, 5.25%
                                             due 11/01/2009 (d)                                                       1,652

                AAA       Aaa       15,000   Monroe County, Michigan, Economic Development Corp.,
                                             Limited Obligation Revenue Refunding Bonds (Detroit
                                             Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)                 19,086

                                             Monroe County, Michigan, PCR (Detroit Edison Company
                                             Project), AMT (b):
                AAA       Aaa        9,000     Series CC, 6.55% due 6/01/2024                                         9,622
                AAA       Aaa        1,500     Series I-B, 6.55% due 9/01/2024                                        1,615

                NR*       Aaa        1,830   Muskegon Heights, Michigan, Water System Revenue
                                             Bonds, Series A, 5.625% due 11/01/2025 (b)                               1,931

                                             Northview, Michigan, Public School District, GO, Refunding (b):
                AAA       NR*        2,265     5.80% due 5/01/2006 (e)                                                2,536
                AAA       Aaa          235     5.80% due 5/01/2021                                                      247

                AAA       Aaa        1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90%
                                             due 5/01/2025 (c)                                                        1,186

                AAA       Aaa        2,600   Novi, Michigan, Community School District, GO, 6.125%
                                             due 5/01/2003 (c)(e)                                                     2,799

                AAA       Aaa        2,000   Paw Paw, Michigan, Public School District, GO, 5.625%
                                             due 5/01/2005 (c)(e)                                                     2,181

                AAA       Aaa        1,870   Redford, Michigan, Unified School District, GO, 5.90%
                                             due 5/01/2006 (c)(e)                                                     2,101

                AAA       Aaa        1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6%
                                             due 5/01/2005 (c)(e)                                                     1,112

                AAA       Aaa        5,925   Riverview, Michigan, Community School District, GO, 6.70%
                                             due 5/01/2002 (c)(e)                                                     6,151

                AAA       Aaa        7,500   Romulus, Michigan, Community Schools, GO, 6% due
                                             5/01/2009 (c)(e)                                                         8,615

                AA-       Aa3        2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                                             (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2002 (e)          2,686

                AAA       Aaa        2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue
                                             Refunding Bonds (Covenant Medical Center), Series E, 5.625%
                                             due 7/01/2013 (b)                                                        2,729

                NR*       Aaa        7,400   Saint Clair County, Michigan, Economic Revenue Refunding
                                             Bonds (Detroit Edison Company), RIB, Series 282, 10.36%
                                             due 8/01/2024 (a)(g)                                                     9,434

                AAA       Aaa        1,300   Southfield, Michigan, Library Building Authority, GO, 5.50%
                                             due 5/01/2018 (b)                                                        1,367

                                             Sturgis, Michigan, Public School District, GO
                                             (School Building and Site):
                AAA       Aaa        1,900     5.50% due 5/01/2021                                                    1,997
                AAA       Aaa        2,545     5.625% due 5/01/2030                                                   2,692

                                             Three Rivers, Michigan, Community Schools, GO:
                AAA       Aaa        1,000     6% due 5/01/2006 (b)(e)                                                1,129
                AAA       Aaa        2,000     Refunding, 5% due 5/01/2023 (d)                                        1,995

                AAA       Aaa        3,000   Traverse City, Michigan, Area Public Schools, GO,
                                             Series I, 5.70% due 5/01/2005 (b)(e)                                     3,309

                AAA       Aaa        1,500   Waterford, Michigan, School District, GO, 6.25% due
                                             6/01/2004 (c)(e)                                                         1,650

                AAA       Aaa        1,100   Waverly, Michigan, Community School, GO, 5.50%
                                             due 5/01/2021 (c)                                                        1,149

                AAA       Aaa       10,660   Wayne Charter County, Michigan, Airport Revenue Bonds
                                             (Detroit Metropolitan Wayne County), AMT, Series A, 5.375%
                                             due 12/01/2015 (b)                                                      11,041

                AAA       Aaa        3,500   Wayne Charter County, Michigan, Detroit Metropolitan
                                             Airport, GO, Airport Hotel,Series A, 5% due 12/01/2030 (b)               3,468

                AAA       Aaa        2,400   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                    2,612

                AAA       Aaa        2,000   Wayne State University, Michigan, University Revenue
                                             Refunding Bonds, 5.375% due 11/15/2015 (c)                               2,130

                AAA       Aaa        2,405   West Branch-Rose City, Michigan, Area School District, GO,
                                             5.50% due 5/01/2024 (c)                                                  2,504

                AAA       Aaa        5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,
                                             6.25% due 10/01/2017 (b)                                                 5,780

                AAA       Aaa        1,300   Ypsilanti, Michigan, School District, GO, Refunding,
                                             5.75% due 5/01/2007 (c)(e)                                               1,455


Puerto          AAA       Aaa        1,270   Puerto Rico Electric Power Authority, Power Revenue
Rico--0.9%                                   Bonds, Trust Receipts, Class R, Series 16 HH, 9.277%
                                             due 7/01/2013 (d)(g)                                                     1,578

                AAA       Aaa        2,150   University of Puerto Rico, University Revenue
                                             Refunding Bonds, Series O, 5.375% due 6/01/2030 (b)                      2,202


                Total Investments (Cost--$383,620)--97.2%                                                           415,028
                Other Assets Less Liabilities--2.8%                                                                  11,954
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $426,982
                                                                                                                   ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)Escrowed to maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$383,620,270)                                        $  415,027,755
                Cash                                                                                                601,937
                Receivables:
                   Interest                                                                  $  8,196,518
                   Securities sold                                                              3,622,687        11,819,205
                                                                                             ------------
                Prepaid expenses and other assets                                                                     8,078
                                                                                                             --------------
                Total assets                                                                                    427,456,975
                                                                                                             --------------

Liabilities:    Payables:
                   Dividends to shareholders                                                      222,258
                   Investment adviser                                                             180,625           402,883
                                                                                             ------------
                Accrued expenses and other liabilities                                                               71,881
                                                                                                             --------------
                Total liabilities                                                                                   474,764
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  426,982,211
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.05 per share (5,600 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $140,000,000
                   Common Stock, par value $.10 per share (18,155,932 shares issued
                   and outstanding)                                                          $  1,815,593
                Paid-in capital in excess of par                                              271,454,773
                Undistributed investment income--net                                            2,496,957
                Accumulated realized capital losses on investments--net                      (19,969,741)
                Accumulated distributions in excess of realized capital gains on
                investments--net                                                                (222,856)
                Unrealized appreciation on investments--net                                    31,407,485
                                                                                             ------------
                Total--Equivalent to $15.81 net asset value per share of Common Stock
                (market price--$14.22)                                                                          286,982,211
                                                                                                             --------------
                Total capital                                                                                $  426,982,211
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   22,558,303
Income:

Expenses:       Investment advisory fees                                                     $  2,085,247
                Commission fees                                                                   355,108
                Accounting services                                                               135,672
                Professional fees                                                                  84,738
                Transfer agent fees                                                                74,524
                Printing and shareholder reports                                                   46,566
                Listing fees                                                                       31,500
                Directors' fees and expenses                                                       30,182
                Custodian fees                                                                     25,516
                Pricing fees                                                                       20,754
                Other                                                                              27,058
                                                                                             ------------
                Total expenses                                                                                    2,916,865
                                                                                                             --------------
                Investment income--net                                                                           19,641,438
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 1,578,519
Unrealized      Change in unrealized appreciation on investments--net                                            22,042,066
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   43,262,023
Net:                                                                                                         ==============

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year Ended
                                                                                                     October 31,
                Increase (Decrease) in Net Assets:                                             2001               2000
Operations:     Investment income--net                                                     $   19,641,438    $   15,266,386
                Realized gain (loss) on investments--net                                        1,578,519       (5,852,407)
                Change in unrealized appreciation/depreciation on investments--net             22,042,066        18,083,066
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           43,262,023        27,497,045
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                              (14,726,730)      (10,714,943)
                   Preferred Stock                                                            (4,401,028)       (4,435,180)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (19,127,758)      (15,150,123)
                                                                                           --------------    --------------

Capital Stock   Proceeds from issuance of Common Stock resulting from
Transactions:   reorganization                                                                         --       147,153,267
                Proceeds from issuance of Preferred Stock resulting from
                reorganization                                                                         --        90,000,000
                Offering costs resulting from the issuance of Common Stock                       (15,881)                --
                                                                                           --------------    --------------
                Net increase (decrease) in net assets derived from capital
                stock transactions                                                               (15,881)       237,153,267
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   24,118,384       249,500,189
                Beginning of year                                                             402,863,827       153,363,638
                                                                                           --------------    --------------
                End of year*                                                               $  426,982,211    $  402,863,827
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    2,496,957    $    1,516,558
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year          $   14.48    $   13.91    $   15.93    $   15.51    $   15.16
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                           1.08          .99         1.04         1.07         1.09
                  Realized and unrealized gain (loss)
                  on investments--net                              1.30          .67       (1.79)          .46          .33
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 2.38         1.66        (.75)         1.53         1.42
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions
                  to Common Stock shareholders:
                     Investment income--net                       (.81)        (.79)        (.85)        (.83)        (.84)
                     In excess of realized gain on
                     investments--net                                --           --        (.21)        (.04)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Capital charge resulting from
                  issuance of Common Stock                        --+++           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.81)        (.79)       (1.06)        (.87)        (.84)
                                                              ---------    ---------    ---------    ---------    ---------
                  Effect of Preferred Stock:
                     Dividends and distributions to
                     Preferred Stock shareholders:
                        Investment income--net                    (.24)        (.30)        (.18)        (.21)        (.23)
                        In excess of realized gain
                        on investments--net                          --           --        (.03)        (.03)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total effect of Preferred Stock                 (.24)        (.30)        (.21)        (.24)        (.23)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   15.81    $   14.48    $   13.91    $   15.93    $   15.51
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   14.22    $ 11.9375    $ 12.1875    $  15.875    $   14.50
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share                26.44%        4.62%     (17.47%)       16.03%        8.00%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share             15.89%       11.19%      (6.13%)        8.85%        8.58%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses, excluding
on Average        reorganization expenses**                       1.05%        1.10%        1.09%        1.06%        1.06%
Net Assets of                                                 =========    =========    =========    =========    =========
Common Stock:     Total expenses**                                1.05%        1.33%        1.09%        1.06%        1.06%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net**                  7.10%        7.49%        6.85%        6.90%        7.09%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              1.59%        2.18%        1.18%        1.36%        1.48%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              5.51%        5.31%        5.67%        5.54%        5.61%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses, excluding
on Total          reorganization expenses                          .70%         .72%         .76%         .74%         .74%
Average Net                                                   =========    =========    =========    =========    =========
Assets:**++       Total expenses                                   .70%         .86%         .76%         .74%         .74%
                                                              =========    =========    =========    =========    =========
                  Total investment income--net                    4.71%        4.87%        4.75%        4.79%        4.96%
                                                              =========    =========    =========    =========    =========

Ratios Based      Dividends to Preferred
on Average        Stock shareholders                              3.14%        4.06%        2.66%        3.13%        3.39%
Net Assets of                                                 =========    =========    =========    =========    =========
Preferred
Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of year (in thousands)                  $ 286,982    $ 262,864    $ 103,364    $ 117,511    $ 114,392
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding,
                  end of year (in thousands)                  $ 140,000    $ 140,000    $  50,000    $  50,000    $  50,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             68.17%       51.41%       42.71%       41.65%       16.68%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,050    $   2,878    $   3,067    $   3,350    $   3,288
                                                              =========    =========    =========    =========    =========

Dividends Per     Series A--Investment income--net            $     792    $   1,023     $    663    $     782    $     849
Share on                                                      =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     783    $     653           --           --           --
Stock                                                         =========    =========    =========    =========    =========
Outstanding:++++  Series C--Investment income--net            $     782    $     678           --           --           --
                                                              =========    =========    =========    =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).
+++Amount is less than $.01 per share.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $76,757 increase to the cost of securities and a corresponding $76,757 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $18 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $466,737 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services.
FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $26,492 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $287,811,881 and $276,818,306, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $  1,612,820     $ 31,407,485
Financial futures contracts           (34,301)               --
                                  ------------     ------------
Total                             $  1,578,519     $ 31,407,485
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $31,407,485, of which $31,418,049 related to appreciated securities and $10,564 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $383,620,270.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000, increased by 10,724,298 as a result of issuance of Common Stock from reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.49%; Series B, 1.80%; and Series C, 1.83%.

Shares issued and outstanding during the year ended October 31, 2001 remained constant. Shares issued and outstanding during the year ended October 31, 2000, increased by 3,600 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $223,135 as commissions.



MuniYield Michigan Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $16,733,000, of which $3,063,000 expires in 2002; $746,000 expires in 2003; $1,459,000 expires in 2006; $3,975,000 expires in 2007 and $7,490,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $473,462 has been reclassified to paid-in capital in excess of par.


6.Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073750 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
November 27, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during its taxable year ended
October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MIY